================================================================================

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                          CENTILLIUM COMMUNICATIONS, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (4) Date Filed:

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

[LOGO OF CENTILLIUM COMMUNICATIONS]                          Centillium
                                                             Communications,
                                                             Inc.
                                                             47211 Lakeview
                                                             Boulevard
                                                             Fremont,
                                                             California 47211
                                                             (510) 771-3700

                                                             Faraj Aalaei
                                                             Chief Executive
                                                             Officer

May 8, 2001

To our Stockholders:

   I am pleased to invite you to attend the annual meeting of stockholders of Centillium Communications, Inc. to be held on Tuesday, June 12, 2001, at our corporate headquarters in Fremont, California. Details regarding admission to the Annual Meeting and the business to be conducted are more fully described in the enclosed Notice of Annual Meeting and Proxy Statement.

   Also enclosed in this mailing are three other documents: our 2000 Annual Report, which contains information about Centillium's business, including our 2000 financial statements; a proxy card for you to record your vote; and a return envelope for your proxy card.

   Your vote is important. Whether or not you plan to attend the annual meeting, I hope that you will vote as soon as possible. You may vote by completing and mailing the enclosed proxy card. Voting by written proxy will ensure your representation at the annual meeting, if you do not attend in person. Please review the instructions on the proxy card regarding specific instructions on how to vote by proxy.

   Thank you for your ongoing support of, and continued interest in, Centillium.

                                          Sincerely,

                                          /s/ Faraj Aalaei
                                          Faraj Aalaei
                                          Chief Executive Officer

                        CENTILLIUM COMMUNICATIONS, INC.
[LOGO OF CENTILLIUM COMMUNICATIONS, INC.]
                            47211 Lakeview Boulevard
                           Fremont, California 94538

                               ----------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                               ----------------

                            To be held June 12, 2001

TO OUR STOCKHOLDERS:

   The Annual Meeting of Stockholders of Centillium Communications, Inc. will be held at our corporate headquarters, 47211 Lakeview Boulevard, Fremont, California 94538, on Tuesday, June 12, 2001, at 1:00 p.m., Pacific Time, for the following purposes:

     1. To elect two Class I directors, each for a term of three years;

     2. To ratify the appointment of Ernst & Young LLP as our independent accountants for the fiscal year ending December 31, 2001; and

     3. To transact such other business as may properly come before the meeting or any postponement or adjournment thereof.

   Only stockholders of record at the close of business on April 24, 2001 are entitled to vote at the meeting or any adjournment thereof.

   All stockholders are invited to attend the meeting in person. Whether or not you plan to attend the meeting, to assure your representation at the meeting, please promptly sign and return the accompanying proxy card in the enclosed return envelope. Any stockholder of record attending the meeting may vote in person even if he or she has returned a proxy.

                                          By Order of the Board of Directors

                                          /s/ Arthur F. Schneiderman
                                          Arthur F. Schneiderman
                                          Secretary

Fremont, California
May 8, 2001

                               TABLE OF CONTENTS

Questions and Answers about the Proxy Materials and the Annual Meeting......   2

Information Concerning Solicitation and Voting

  General...................................................................   5
  Who Can Vote..............................................................   5
  Revoking Your Proxy.......................................................   5
  Required Votes............................................................   5

Proposal One: Election of Directors

  Nominees..................................................................   6
  Vote Required; Recommendation of the Board................................   6
  Directors not Standing for Election.......................................   7
  Board Meetings and Committees.............................................   8
  Compensation Committee Interlocks and Insider Participation...............   8
  Directors' Compensation...................................................   8

Report of the Audit Committee...............................................  10

Report of the Compensation Committee........................................  11

Executive Officers and Executive Compensation

  Executive Officers........................................................  13
  Summary Compensation Table................................................  14
  Option Grants in Last Fiscal Year.........................................  14
  Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values....  15

Common Stock Ownership of Certain Beneficial Owners and Management..........  16

Certain Relationships and Related Transactions

  Affiliated Relationships..................................................  18
  Option Grants.............................................................  18
  Change of Control Agreements..............................................  18
  Loan to Executive Officer.................................................  19
  Indemnification Agreements................................................  19

Stock Price Performance Graph...............................................  20

Proposal Two: Ratification of Appointment of Independent Accountants

  Audit and Related Fees....................................................  21
  Required Vote; Recommendation.............................................  21

Other Information

  Annual Report.............................................................  22
  Other Business at the Annual Meeting......................................  22
  Method and Cost of Solicitation...........................................  22
  Section 16(a) Beneficial Ownership Reporting Compliance...................  22
  Deadline for Receipt of Stockholder Proposals.............................  22

Appendix A: Charter of the Audit Committee.................................. A-1

     QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING

Q: Why am I receiving these materials?

A: Our board of directors is providing these proxy materials to you in connection with our annual meeting of stockholders, which will take place on June 12, 2001. Stockholders are invited to attend the annual meeting and are requested to vote on the proposals described in this proxy statement.

Q: What information is contained in these materials?

A: The information included in this proxy statement relates to the proposals to be voted on at the annual meeting, the voting process, the compensation of directors and our most highly paid officers, and certain other required information. Our 2000 Annual Report, a proxy card to record your vote and a return envelope are also enclosed.

Q: What proposals will be voted on at the annual meeting?

A: There are two proposals scheduled to be voted on at the annual meeting:

  . the election of directors for a 1 year term; and

  . the ratification of the appointment of Ernst & Young as our independent accountants.

Q: What is the Board's voting recommendation?

A: Our board of directors recommends that you vote your shares "FOR" each of the director nominees and "FOR" the ratification of the appointment of Ernst & Young as our independent accountants.

Q: Which of my shares can be voted?

A: You can vote all shares you owned as of the close of business on April 24, 2001. These shares include shares that are: (1) held directly in your name as the stockholder of record, and (2) held for you as the beneficial owner through a stockbroker, bank or other nominee.

Q: What is the difference between holding shares as a stockholder of record and as a beneficial owner?

A: Most of our stockholders hold their shares through a stockbroker, bank or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

   Stockholder of Record: If your shares are registered directly in your name with our transfer agent, Mellon Investor Services, you are considered the stockholder of record of those shares. As the stockholder of record, you have the right to grant your voting proxy directly to Centillium or to vote in person at the annual meeting. We have enclosed a proxy card for you to use.

   Beneficial Owner: If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you by your broker or nominee who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker on how to vote and are also invited to attend the annual meeting. However, since you are not the stockholder of record, you may not vote these shares in person at the annual meeting. Your broker or nominee has enclosed a voting instruction card for you to use in directing the broker or nominee regarding how to vote your shares.

Q: How can I vote my shares in person at the annual meeting?

A: Shares held directly in your name as the stockholder of record may be voted in person at the annual meeting. If you choose to do so, please bring the enclosed proxy card or proof of identification.

   Even if you plan to attend the annual meeting, we recommend that you also submit your proxy as described below so that your vote will be counted if you later decide not to attend the annual meeting. Shares held in street name may be voted in person by you only if you obtain a signed proxy from the record holder giving you the right to vote the shares.

Q: How can I vote my shares without attending the annual meeting?

A: Whether you hold shares directly as the stockholder of record or beneficially in street name, you may direct your vote without attending the annual meeting. You may vote by granting a proxy for those shares you hold directly as the stockholder of record or, for shares held in street name, by submitting voting instructions to your broker or nominee using the voting instruction card provided by your broker or nominee.

Q: Can I change my vote?

A: You may change your proxy instructions at any time prior to the vote at the annual meeting. For shares held directly in your name, you may accomplish this by granting a new proxy bearing a later date (which automatically revokes the earlier proxy) or by attending the annual meeting and voting in person. Attendance at the annual meeting will not cause your previously granted proxy to be revoked unless you specifically so request. For shares held beneficially by you, you may accomplish this by submitting new voting instructions to your broker or nominee.

Q: How are votes counted?

A: In the election of directors, you may vote "FOR" the nominees or your vote may be "WITHHELD" with respect to one or more of the nominees. For the other proposal, you may vote "FOR", "AGAINST" or "ABSTAIN." If you "ABSTAIN," it has the same effect as a vote "AGAINST." If you sign your proxy card or broker voting instruction card with no further instructions, your shares will be voted in accordance with the recommendations of the board of directors.

Q: What is the voting requirement to approve each of the proposals?

A: The two director nominees receiving the highest number of affirmative votes of the shares present or represented at the annual meeting and entitled to vote shall be elected as Class I directors. The ratification of Ernst & Young as our independent accountants requires the affirmative "FOR" vote of a majority of those shares present and entitled to vote. If you are a beneficial owner and do not provide the stockholder of record with voting instructions, your shares may constitute broker non-votes, as described below in "What is the quorum requirement for the annual meeting?" In tabulating the voting result for any particular proposal, shares which constitute broker non-votes are not considered entitled to vote.

Q: What does it mean if I receive more than one proxy or voting instruction card?

A: It means your shares are registered differently or are in more than one account. Please provide voting instructions for all proxy and voting instruction cards you receive.


Q: Where can I find the voting results of the annual meeting?

A: We will announce the preliminary voting results at the annual meeting and publish the final results in our quarterly report on Form 10-Q for the quarter ending June 30, 2001, which will be filed by mid-August.

Q: What happens if additional proposals are presented at the annual meeting?

A: Other than the 2 proposals described in this proxy statement, we do not expect any matters to be presented for a vote at the annual meeting. If you grant a proxy, the persons named as proxy holders, Faraj Aalaei, our Chief Executive Officer, and John Luhtala, our Vice President and Chief Financial Officer, will have the discretion to vote your shares on any additional matters properly presented for a vote at the annual meeting. If for any unforeseen reason either of the nominees is not available as a candidate for director, the persons named as proxy holders will vote your proxy for such other candidate or candidates as may be nominated by the board of directors.

Q: What is the quorum requirement for the annual meeting?

A: The quorum requirement for holding the annual meeting and transacting business is a majority of the outstanding shares entitled to be voted as of the April 24, 2001. The shares may be present in person or represented by proxy at the annual meeting. Both abstentions and broker non-votes are counted as present for the purpose of determining the presence of a quorum. Broker non-votes, however, are not counted as shares present and entitled to be voted with respect to the matter on which the broker has expressly not voted. Thus, broker non-votes will not affect the outcome of any of the matters being voted on at the annual meeting. Generally, broker non-votes occur when shares held by a broker for a beneficial owner are not voted with respect to a particular proposal because (1) the broker has not received voting instructions from the beneficial owner and (2) the broker lacks discretionary voting power to vote such shares.

Q: Who will count the vote?

A: A representative of Mellon Investor Services will tabulate the votes and act as the Inspector of Elections.

Q: Is my vote confidential?

A: Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within Centillium or to third parties except (1) as necessary to meet applicable legal requirements, (2) to allow for the tabulation of votes and certification of the vote, or (3) to facilitate a successful proxy solicitation by the board of directors. Occasionally, stockholders provide written comments on their proxy card which are then forwarded to management.

Q: Who will bear the cost of soliciting votes for the annual meeting?

A: Centillium will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials. In addition to the mailing of these proxy materials, the solicitation of proxies or votes may be made in person, by telephone or by electronic communication by our directors, officers, and employees, who will not receive any additional compensation for such solicitation activities. We have retained the services of Mellon Investor Services to aid in the solicitation of proxies from banks, brokers, nominees and intermediaries. We estimate that we will pay Mellon Investor Services a fee of $12,611.50 for its services. In addition, we may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners.

Q: May I propose actions for consideration at next year's annual meeting of stockholders or nominate individuals to serve as directors?

A: You may submit proposals for consideration at future annual stockholder meetings, including director nominations. In order for a stockholder proposal to be considered for inclusion in our proxy statement for next year's annual meeting, the written proposal must be received by us no later than January 8, 2002, and should contain such information as required under our bylaws. Such proposals will need to comply with the U.S. Securities and Exchange Commission's regulations regarding the inclusion of stockholder proposals in Centillium-sponsored proxy materials.

   You may contact our corporate headquarters for a copy of the relevant bylaw provisions regarding the requirements for making stockholder proposals and nominating director candidates.

                        CENTILLIUM COMMUNICATIONS, INC.
[LOGO OF CENTILLIUM
COMMUNICATIONS, INC.]

                               ----------------

                              PROXY STATEMENT FOR
                         ANNUAL MEETING OF STOCKHOLDERS

                               ----------------

                 INFORMATION CONCERNING SOLICITATION AND VOTING

General

   Our board of directors is soliciting proxies to be used at our annual meeting of stockholders to be held at our corporate headquarters, 47211 Lakeview Boulevard, Fremont, California 94538, on Tuesday, June 12, 2001, at 1:00 p.m., Pacific Daylight Time, or at any adjournment of the annual meeting.

   This proxy statement, the accompanying proxy card and our 2000 Annual Report were mailed on or about May 8, 2001, to all stockholders entitled to vote at the meeting.

Who Can Vote

   Record holders of our common stock at the close of business on April 24, 2001, may vote at the meeting. On April 24, 2001, 34,085,078 shares of our common stock were outstanding. Each stockholder has one vote for each share of common stock. Our common stock does not have cumulative voting rights.

How To Vote

   Stockholders may vote by mail by signing, dating and mailing the enclosed proxy card. Stockholders who hold their shares through a bank or broker should vote their shares in the manner prescribed by their brokers. If you do not specify how to vote your shares on your proxy card, we will vote them in accordance with the recommendations of our board of directors for the proposals described in this proxy statement and on any other business that may come before the meeting.

Revoking Your Proxy

   You may revoke your proxy at any time before it is exercised by:

  . sending a written notice of revocation to the Secretary of Centillium;

  . submitting a properly signed proxy with a later date; or

  . voting in person at the meeting.

Required Votes

   A majority of the shares of common stock issued and outstanding on April 24, 2001, present in person at the meeting or represented at the meeting by proxy, will constitute a quorum. Shares that are voted "FOR", "AGAINST", "ABSTAIN" or "WITHHELD" from a proposal are treated as being present at the meeting for purposes of establishing a quorum.

   The total number of votes that could be cast at the meeting is the number of votes actually cast plus the number of abstentions. Abstentions are counted as "shares present" at the meeting for purposes of determining whether a quorum exists and have the effect of a vote "against" any matter as to which they are specified. Proxies submitted by brokers that do not indicate a vote for some or all of the proposals because they don't have discretionary voting authority and haven't received instructions as to how to vote on those proposals (so-called "broker non-votes") are not considered "shares present" and will not affect the outcome of the vote.

                      PROPOSAL ONE: ELECTION OF DIRECTORS

   Our board of directors is divided into three classes. Directors are elected to serve staggered three-year terms, such that the term of one class of directors expires each year. There are currently two directors in each of Class I and Class II and three directors in Class III. Two Class I directors will be elected at this Annual Meeting for a three-year term ending in 2004. We will vote your shares as you specify when providing your proxy. If you do not specify how you want your shares voted when you provide your proxy, we will vote them for the election of the nominees listed below. If unforeseen circumstances (such as death or disability) make it necessary for the board of directors to substitute another person for the nominee, we will vote your shares for that other person.

Nominees

    Name of Nominee            Age          Principal Occupation
    ---------------            ---          --------------------
 Irwin Federman..............   65 General Partner, U.S. Venture Partners
 Robert C. Hawk..............   61 President, Hawk Communications

   Set forth below are each nominee's principal occupation during the past five
(5) years. There are no family relationships among any directors or executive officers of Centillium.

   Irwin Federman has served on our Board of Directors since May 1998. Mr. Federman has been a general partner of U.S. Venture Partners, a venture capital firm, since April 1990. Mr. Federman serves on the boards of directors of Check Point Software Technologies, Inc., a network security software company; Netro Corporation, a broadband wireless access systems company; Nuance Communications, Inc., a speech recognition software company; SanDisk Corporation, a solid-state storage system company; and various private corporations. Mr. Federman holds a B.S. degree in Economics from Brooklyn College.

   Robert C. Hawk has served on our Board of Directors since November 1997. Mr. Hawk is President of Hawk Communications, Inc., a telecommunications company, and retired President and Chief Executive Officer of U.S. West Multimedia Communications, Inc., where he headed the cable, data and telephone communications business from 1985 to 1996. Previously, he was President of the Carrier Division of U.S. West. Mr. Hawk also served as Vice President of Marketing and Strategic Planning for CXC Corporation, and as a director of Advanced Systems Development for AT&T/American Bell, a telecommunications company. Mr. Hawk currently serves on the boards of Com21, Inc., Concord Communications, Inc., Covad Communications Company, and several private companies. Mr. Hawk holds a B.A. in Business Administration from the University of Iowa and an M.B.A. from the University of San Francisco.

Vote Required; Recommendation of the Board

   The two nominees for director receiving the highest number of affirmative votes of shares entitled to be voted for them shall be elected as Class I directors. Votes withheld from any director are counted for purposes of determining the presence or absence of a quorum, but have no other legal effect under Delaware law.

   THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE REELECTION OF IRWIN FEDERMAN AND ROBERT C. HAWK AS CLASS I DIRECTORS.

Directors Not Standing For Election

   The members of our board of directors whose terms do not expire at this year's annual meeting and who therefore are not standing for election at this year's annual meeting are set forth below.

                            Class and
                          Year in Which
 Name                Age  Term Expires   Principal Occupation
 ----                ---  -------------  --------------------
                                         Chief Executive Officer, Centillium
 Faraj Aalaei.......  40 Class III, 2003 Communications
 Jere Drummond......  61 Class III, 2003 Vice Chairman, BellSouth Corp.
 Kamran Elahian.....  52  Class II, 2002 Chairman, Centillium Communications
 Shahin Hedayat.....  41 Class III, 2003 President, Centillium Communications
 Lip-Bu Tan.........  41  Class II, 2002 Managing Partner, Walden
                                         International

   Faraj Aalaei is our Chief Executive Officer and one of our co-founders. Mr. Aalaei served as our Vice President, Marketing and Business Development, from our inception in February 1997 until January 2000, when he was named Chief Executive Officer. Prior to helping found our company, Mr. Aalaei was the Director of Access Products at Fujitsu Network Communications, Inc., a designer and manufacturer of fiber-optic transmission and broadband switching platforms, from October 1993 to March 1997. Mr. Aalaei also designed advanced telecommunications products at AT&T Bell Laboratories, a telecommunications company, from May 1985 to October 1993. Mr. Aalaei received a B.S. in Electrical Engineering from Wentworth Institute of Technology, an M.S. in Electrical Engineering from the University of Massachusetts and an M.B.A. from the University of New Hampshire.

   Jere Drummond has served on our Board of Directors since May 2000. Mr. Drummond has been a senior executive at BellSouth Corp. since 1982, and has been BellSouth Corporation's vice chairman since January 2000. Drummond is a corporate director of United Dominion Industries, J. A. Jones, Inc., and Borg-Warner Automotive, Inc. He also serves on the boards of several non-profit organizations, including the Atlanta Symphony Orchestra, the Robert W. Woodruff Arts Center in Atlanta, The Science and Technology Museum of Atlanta, and United Way of Metropolitan Atlanta. He is also a trustee of the Georgia Tech Foundation, the Georgia State University Foundation, Atlanta Landmarks, and Darlington School. A native of Rome, Ga., Mr. Drummond graduated from Georgia Institute of Technology and holds Master's Degrees from Georgia State University and Massachusetts Institute of Technology (MIT), where he was a Sloan Fellow.

   Kamran Elahian is one of our co-founders and has served as Chairman of the Board since we started operations in April 1997. Mr. Elahian has co-founded ten Silicon Valley companies since 1981, including CAE Systems, a computer-aided engineering software company, Cirrus Logic, a semiconductor company, and Momenta Corporation, a pen-based computer company. Mr. Elahian is also co-founder of NeoMagic, a multimedia accelerator IC company; Planetweb, an Internet appliance software company; Actelis Networks, a broadband communications system company; Cahoots, an Internet software company; KangarooNet, a knowledge management software company; and Schools Online, a non-profit organization providing PCs and Internet connections to schools through the U.S. and several other countries. In addition, Mr. Elahian is a general partner in Global Catalyst Partners, a Palo Alto based venture capital fund. Mr. Elahian holds a B.S. in Computer Science, a B.S. in Mathematics and an M.E. in Computer Graphics from the University of Utah.

   Shahin Hedayat is our President and one of our co-founders. Mr. Hedayat served as our Vice President, Engineering, Chief Technical Officer and a Director from our inception in February 1997 until January 2000, when he was named President. Mr. Hedayat has more than 15 years experience in the semiconductor industry. From September 1985 to February 1997, Mr. Hedayat held various positions at Cirrus Logic, including Vice President of Engineering for Computer Telephony products. He was the architect of V.32bis and V.34 products, which achieved multi-million unit shipments. Mr. Hedayat holds six U.S. patents. Mr. Hedayat holds a B.S. and an M.S. in Electrical Engineering from the University of Michigan at Ann Arbor.

   Lip-Bu Tan has served on our Board of Directors since April 1997. Since 1984, Mr. Tan has been Executive Chairman and Managing Partner of Walden International, a venture capital firm and Chairman of Walden International Investment Group. Mr. Tan is currently a director of Creative Technologies Ltd.; MediaRing.com, Inc.; Integrated Silicon Solutions, Inc.; Accelerated Networks, Inc.; Sina.com; Integrated Circuit Solution Inc.; and several privately held companies. Mr. Tan holds a B.S. in Physics from Nanyang University, Singapore, an M.S. in Nuclear Engineering from the Massachusetts Institute of Technology and an M.B.A. from the University of San Francisco.

Board Meetings and Committees

   Our board of directors held nine meetings during 2000. Each director attended at least 75% of the total number of meetings of the board of directors and of all committees of which he was a member during fiscal 2000.

   The board of directors currently has two standing committees: the audit committee and the compensation committee.

 Audit Committee

   The audit committee recommends engagement of the independent accountants and is primarily responsible for reviewing and approving the scope of the audit and other services performed by our independent accountants and for reviewing and evaluating our accounting principles and systems of internal accounting controls. The audit committee meets with management and our independent accountants, who have access to the audit committee without the presence of management representatives. The audit committee is currently comprised of Mr. Federman, Mr. Hawk and Mr. Tan. The audit committee met ten times during 2000.

 Compensation Committee

   The compensation committee makes recommendations to the board of directors concerning the salaries and other compensation paid to the executive officers, the granting of employee stock options and other compensation-related issues. The compensation committee is currently comprised of Mr. Hawk and Mr. Tan. The compensation committee met twice during 2000.

Compensation Committee Interlocks and Insider Participation

   Our board of directors established the compensation committee in April 1999. Prior to establishing the compensation committee, our board of directors as a whole performed the functions delegated to the compensation committee. No member of our compensation committee has served as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of our board of directors or compensation committee. Since the formation of the compensation committee, none of its members has been an officer or employee of Centillium.

Directors' Compensation

   Directors who are also our employees (currently Mr. Aalaei and Mr. Hedayat) receive no additional or special remuneration for serving as directors.

   Non-employee directors receive options to purchase shares of our common stock. These options are currently issued under our Amended and Restated 1997 Stock Plan, which provides for automatic grants of stock options to non-employee directors. Under this plan, each non-employee director receives an initial grant of 20,000 shares, which shares vest annually over four years, and additional annual grants of 5,000 shares, which shares vest after one year. Pursuant to the plan, we issued options to purchase 20,000 shares to each of Mr. Drummond, Mr. Elahian, Mr. Federman, Mr. Hawk and Mr. Tan during 2000. Mr. Elahian received an additional grant of 240,000 shares in connection with our Initial Public Offering during 2000. The exercise of the options was equal to the market price of our common stock on the date of grant.

   From time to time, the board of directors may, in its discretion, make additional option grants to non-employee directors to provide adequate incentives to attract and retain qualified outside directors. In May 2000, Mr. Elahian, our Chairman, received an additional grant of 240,000 shares. These shares vest monthly over four years. In April 2001, each of our non-employee directors, Mr. Drummond, Mr. Elahian, Mr. Federman, Mr. Hawk and Mr. Tan received an additional grant of 20,000 shares. These shares vest over four years.

   The exercise price of options granted to members of our board of directors has in each case been equal to the fair market value of our common stock on the date of grant.

                         REPORT OF THE AUDIT COMMITTEE

   The audit committee of the board of directors is composed of three directors, each of whom is independent as defined by Rule 4200(a)(15) of the National Association of Securities Dealers' listing standards. The board of directors has adopted a written Audit Committee Charter, a copy of which is attached as Appendix A.

   The responsibilities of the audit committee include recommending to the board of directors an accounting firm to be engaged as Centillium's independent accountants. Management is responsible for financial reporting process and internal controls. The independent accountants are responsible for performing an independent audit of Centillium's consolidated financial statements in accordance with generally accepted auditing standards and for issuing a report thereon. The audit committee's responsibility is to oversee these processes. In fulfilling its responsibilities, the audit committee has reviewed and discussed the audited financial statements contained in Centillium's 2000 Annual Report with management and the independent accountants.

   The audit committee discussed with the independent accountants matters required to be discussed by Statement on Auditing Standards No. 61, "Communication with Audit Committees." In addition, the audit committee discussed with the independent accountants the accountants' independence from Centillium and our management, including the written disclosures submitted to the audit committee by the independent accountants as required by the Independent Standards Board Standard No. 1, "Independence Discussions with Audit Committees."

   Based upon the audit committee's discussions with management and the independent accountants and the audit committee's review of the representations of management, and the report of the independent accountants to the audit committee, the audit committee recommended that the board of directors include the audited consolidated financial statements in Centillium's Annual Report on Form 10-K for the year ended December 31, 2000.

                                          Audit Committee of the Board of
                                           Directors

                                          Irwin Federman
                                          Robert C. Hawk
                                          Lip-Bu Tan

                      REPORT OF THE COMPENSATION COMMITTEE

   The compensation committee, comprised of non-employee directors, sets, reviews and administers our executive compensation program. The role of the compensation committee is to establish and approve the compensation of our Chief Executive Officer and our other executive officers. The committee also administers our employee stock option plans, and reviews and approves stock option grants to all employees.

   Compensation Philosophy. Our compensation philosophy is that cash incentive compensation of executive officers should be directly linked to our short-term performance and that longer-term incentives, such as stock options, should be aligned with the objective of enhancing stockholder value over the long term. The use of stock options clearly links the interests of our officers and employees to the interests of our stockholders. In addition, the compensation committee believes that total compensation packages must be competitive with other companies in the industry to ensure that Centillium can continue to attract, retain and motivate key employees who are critical to our long-term success.

   Components of Executive Compensation. The principal components of executive compensation are currently base salary and stock options.

   Base salaries are set based on competitive factors and the historic salary structure for various levels of responsibility within Centillium. The compensation committee periodically conducts surveys of companies in our industry in order to determine whether our executive base salaries are in a competitive range. Generally, salaries are set in the middle of the range. In addition, we rely on variable compensation in order to emphasize the importance of performance.

   The principal equity component of executive compensation is our employee stock option program. Stock options are generally granted when an executive joins us and additional options may be granted from time-to-time thereafter. The options granted to executives generally vest over a four (4) year period, although exceptions may be made when deemed necessary or appropriate. We intend to grant additional options to executive officers from time-to-time based on performance and potential. Stock options provide a means of retention and motivation for our senior level executives and also align the executive's interests with long-term stock price appreciation. In addition, executives are eligible to participate in a payroll deduction employee stock purchase plan pursuant to which stock may be purchased at 85% of the fair market value at the beginning or end of each offering period, whichever is less (up to a maximum of $25,000 worth of stock per calendar year or 10% of salary, whichever is less).

   Other elements of executive compensation include the ability to participate in a company-wide life insurance program, long-term disability insurance, company-wide medical benefits and the ability to defer compensation pursuant to a company-wide 401(k) plan.

   We had no bonus program in 2000, but the compensation committee and the board of directors are evaluating the appropriateness of instituting a bonus program for 2001 in connection with its incentive and retention policies and its assessment of practices of comparable companies in the industry.

   Chief Executive Officer Compensation. Compensation for Faraj Aalaei, our Chief Executive Officer, is consistent with the philosophies and practices described above for executive officers in general. During 2000, Mr. Aalaei was paid a cash salary of $194,233 and was granted options to purchase 650,000 shares of our common stock. During 2000, Mr. Aalaei received no other material compensation or benefits not provided to all executive officers.

   Ongoing Review. The compensation committee will be evaluating our compensation policies on an ongoing basis to determine whether they are appropriate to attract, retain and motivate key personnel. The compensation committee may determine accordingly that it is appropriate to increase salaries, award additional stock options or grants of restricted stock, make loans or provide other short-term or long-term compensation to senior managers, including executive officers.

                                          Compensation Committee of the Board
                                           of Directors

                                          Robert C. Hawk
                                          Lip-Bu Tan

                 EXECUTIVE OFFICERS AND EXECUTIVE COMPENSATION

Executive Officers

   In addition to Mr. Aalaei, our Chief Executive Officer, and Mr. Hedayat, our President, whose information are described above, set forth below are each of our other executive officers. There are no family relationships among any of our directors or executive officers.

   Name                        Age                   Position
   ----                        ---                   --------
John W. Luhtala...............  58 Vice President and Chief Financial Officer
William F. Mackenzie..........  34 Vice President, Operations
Surendra Mandava..............  42 Vice President; General Manager, Network Unit
Jon S. Sherburne..............  50 Vice President, Worldwide Sales

   John W. Luhtala joined us as Vice President and Chief Financial Officer in December 1999. From January 1997 to December 1999, Mr. Luhtala was Senior Vice President, Operations, and Chief Financial Officer at the Santa Cruz Operation
(SCO), a maker of UNIX operating systems. From May 1996 to December 1996, Mr. Luhtala was Chief Financial Officer and Vice President of Mergers, Acquisitions, and Joint Ventures for SyQuest Technology, a manufacturer of removable cartridge disk drives. Before SyQuest, Mr. Luhtala spent nine years with Amdahl Corporation in various financial management positions, including International Treasury Manager, Director of Finance for Amdahl France, Assistant Controller, and Director of Finance for Compatible Systems. Prior to Amdahl, Mr. Luhtala held various international and domestic management positions with Sensormatic Electronics, US Leasing International, and Richardson-Vicks. Mr. Luhtala holds a B.A. from Bradley University, a J.D. from New York University and an M.B.A. from Stanford University.

   William F. Mackenzie has served as our Vice President, Operations since May 1998. Mr. Mackenzie was Corporate Director of Customer Quality and Reliability Systems at LSI Logic from March 1996 to May 1998 and worked at LSI Canada as Director of Operations from August 1990 to March 1996. Mr. Mackenzie also served as Manager of Process Engineering, Motorola Semiconductors, Inc. in Scotland. Mr. Mackenzie holds a B.Sc. (Hon.) in Applied Physics from the University of Strathclyde in Scotland.

   Surendra Babu Mandava is one of our co-founders, and has served as our General Manager, Network Unit since September 2000 and a Vice President since December 1999. He had served as our Director of Design Engineering since we commenced operations in February 1997. From November 1992 to February 1997, Mr. Mandava held various positions at Cirrus Logic, including Manager, Integrated Circuit Design. Mr. Mandava holds a M.S. in Electrical Engineering from the Indian Institute of Technology and a B.S. in Electronics & Communications from the Regional Engineering College in Trichy, India.

   Jon S. Sherburne has served as our Vice President for Worldwide Sales since September 1999. From October 1997 to September 1999, Mr. Sherburne was Vice President of Worldwide Sales at Maker Communications, Inc. From September 1988 to September 1997, Mr. Sherburne spent nine years with VLSI Technology in various positions, including Director of Apple Worldwide Sales, Vice President of North American Computer and Government Sales and Technology Centers, and Vice President of Western U.S. Sales and Technology Centers. Prior to VLSI, Mr. Sherburne held various management and engineering positions at Advanced Micro Devices and Texas Instruments.

Summary Compensation Table

   The following table provides certain summary information concerning compensation paid to or accrued for our Chief Executive Officer and each of our four other most highly compensated executive officers (our "named executive officers") for our 2000, 1999 and 1998 fiscal years.

                                                        Long-Term
                                                       Compensation
                                       Annual             Awards
                                    Compensation        Securities
                                  --------------------  Underlying   All Other
Name and Principal Position  Year  Salary     Bonus(1)  Options(#)  Compensation
---------------------------  ---- --------    -------- ------------ ------------
Faraj Aalaei...............  2000 $194,923    $     0    650,000        $ 0
 Chief Executive Officer     1999  144,139     20,000          0          0
                             1998  126,000                     0          0

Shahin Hedayat.............  2000  173,731        333    400,000          0
 President; General
  Manager, Access Unit       1999  145,022                     0          0
                             1998  120,231                                0

John W. Luhtala............  2000  153,408     25,000     10,000          0
 Vice President and Chief
  Financial Officer          1999    4,738(2)            175,000          0
                             1998      --                    --         --

William Mackenzie..........  2000  148,269               160,000          0
 Vice President, Operations  1999  148,882                30,000          0
                             1998   80,146(3)            175,000          0

Surendra Mandava...........  2000  157,842        333    200,000          0
 Vice President; General
  Manager, Network           1999  127,771                     0          0
  Unit                       1998  107,107                     0          0

--------
(1) The amounts disclosed in the Bonus column represent $25,000 paid to Mr. Luhtala in 2000 pursuant to his signing bonus, $20,000 paid to Mr. Aalaei in 1999 as a performance bonus, and $333 paid to each of Messrs. Hedayat and Mandava in 2000 in connection with their participation in Centillium's Patent Bonus Plan.

(2) Mr. Luhtala joined Centillium as Vice President and CFO on December 8,
    1999.

(3) Mr. Mackenzie joined Centillium as Vice President, Operations on May 11,
    1998.

Option Grants in Last Fiscal Year

   The following table sets forth information regarding stock options granted to the named executive officers during the 2000.

                                        Individual Grants
                         ------------------------------------------------
                                                                           Potential Realized
                                                                            Value at Assumed
                                                                            Annual Rates of
                           Number of    Percent of                            Stock Price
                          Securities   Total Options                        Appreciation for
                          Underlying    Granted to                           Option Term(2)
                            Options    Employees in            Expiration --------------------
   Name                  Granted(#)(1)  Fiscal Year  ($/Share)    Date      5%($)     10%($)
   ----                  ------------- ------------- --------- ---------- --------- ----------
Faraj Aalaei............    500,000                     5.00     2/9/10   1,572,237  3,984,356
                            150,000                    10.00    4/13/10     943,342  2,390,614
                            650,000        9.77%                          2,515,579  6,374,970
Shahin Hedayat..........    400,000        6.02%       19.00    5/23/10   4,779,599 12,112,443
John Luhtala............     10,000        0.15%       19.00    5/23/10     119,490    302,811
William Mackenzie.......    160,000        2.41%       19.00    5/23/10   1,911,840  4,844,977
Surendra Mandava........    200,000        3.01%       19.00    5/23/10   2,389,800  6,056,221

--------
(1) All options listed were granted pursuant to the 1997 Stock Option Plan. Option exercise prices were at the market price when granted. The options have a term of 10 years and vest over 4 years. The exercise price and federal tax withholding may be paid in cash or with shares of Centillium stock already owned.

(2) Potential realizable values are based on assumed annual rates of return specified by the Securities and Exchange Commission. Centillium management has consistently cautioned shareholders and option holders that such increases in values are based on speculative assumptions and should not inflate expectations of the future value of their holdings.

Option Exercises In Last Fiscal Year And Fiscal Year-End Option Values

   The following table sets forth information regarding shares acquired by the named executive officers during 2000 on exercise of stock options and options held by the named executive officers as of December 31, 2000.

                                                    Number of Securities
                                                   Underlying Unexercised     Value of Unexercised
                           Shares                     Options at Fiscal      In-the-Money Options at
                         Acquired on                     Year-End(#)           Fiscal Year-End($)
                          Exercise      Value     ------------------------- -------------------------
   Name                      (#)     Realized ($) Exercisable Unexercisable Exercisable Unexercisable
   ----                  ----------- ------------ ----------- ------------- ----------- -------------
Faraj Aalaei............        0      $      0          0       650,000     $      0    $10,462,500
Shahin Hedayat..........        0             0          0       400,000            0      1,300,000
John Luhtala............        0             0     43,751       141,249      842,207      2,559,043
William Mackenzie.......   87,500       402,500     10,000       180,000      206,500        933,000
Surendra Mandava........        0             0          0       200,000            0        650,000

       COMMON STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

   The following table sets forth information regarding the beneficial ownership of our common stock, as of April 24, 2001, by:

  . each person known to us to be the beneficial owner of 5% or more of our common stock;

  . each of our directors and each of our executive officers that is named in the "Executive Compensation" section below; and

  . our directors and named executive officers as a group.

   The number of shares beneficially owned by each entity or person is determined under the rules of the U.S. Securities and Exchange Commission, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has the sole or shared voting power or investment power and also any shares which the individual has the right to acquire as of June 23, 2001, 60 days after April 24, 2001, through the exercise of any stock option or other right. Unless otherwise indicated, each person has sole investment and voting power, or shares such powers with his or her spouse, with respect to the shares set forth in the following table.

                                                        Amount and Nature of
                                                        Beneficial Ownership
                                                         of Common Shares as
                                                             of 4/24/01
                                                        -----------------------
          Name or Group of Beneficial Owners              Number      Percent
          ----------------------------------            ------------ ----------
5% Stockholders
FMR Corp.(1)...........................................    4,049,320     12.3%
 82 Devonshire Street
 Boston, MA 02109

Directors and Executive Officers
Shahin Hedayat(2)......................................    2,042,260      6.0%
Faraj Aalaei(3)........................................    1,700,440      4.9%
Lip-Bu Tan(4)..........................................    1,681,180      4.9%
Kamran Elahian(5)......................................    1,369,258      4.0%
Surendra Mandava(6)....................................    1,022,107      3.0%
Irwin Federman(7)......................................      695,000      2.0%
William F. Mackenzie(8)................................      189,250        *
John W. Luhtala(9).....................................      167,709        *
Robert C. Hawk(10).....................................        5,000        *
Jere Drummond(11)......................................        5,000        *
All directors and executive officers as a group (11
 persons)..............................................    9,092,204     26.0%

--------
  * Represents beneficial ownership of less than 1% of the outstanding shares of our common stock.

 (1) Information for FMR Corp is derived from that company's Form 13G, filed with the Securities Exchange Commission on March 9, 2001.

 (2) Includes 33,333 shares underlying options to purchase that will have vested by June 23, 2001.

 (3) Includes 650,000 shares underlying options that are immediately exercisable subject to a repurchase option by us which lapses as the shares vest. The shares also include 150,000 shares held in trust for the benefit of Mr. Aalaei's children. Mr. Aalaei disclaims beneficial ownership of the shares held by the trust.

 (4) Mr. Lip-Bu Tan is the Executive Chairman and Managing Partner of Walden International, a member of the Walden Group. The shares represented 1,675,180 shares held by entities affiliated with the Walden Group. Mr. Lip-Bu Tan disclaims beneficial ownership of the shares held by the Walden Group and its affiliates, except to the extent of his pecuniary interest therein. The shares also include 1,000 shares held by the Lip-Bu Tan & Ysa Loo Trust, and 5,000 shares underlying options that will have vested by June 23, 2001.

 (5) Includes 270,000 shares owned by the Kamran & Zohreh Elahian Charitable Trust. Mr. Elahian disclaims beneficial ownership of the shares held by the Trust. The shares also include 25,000 shares underlying options that will have vested by June 23, 2001.

 (6) Includes 16,667 shares underlying options to purchase that will have vested by June 23, 2001.

 (7) Mr. Irwin Federman is a general partner of U.S. Venture Partners. The shares represent 690,000 shares held by entities affiliated with U.S. Venture Partners. Mr. Federman disclaims beneficial ownership of the shares held by U.S. Venture Partners and its affiliates, except to the extent of his pecuniary interest therein. The shares also include 5,000 shares underlying options that will have vested by June 23, 2001.

 (8) Includes 5,100 shares held in the names of Mr. Mackenzie's children. Mr. Mackenzie disclaims beneficial ownership of the shares held by his children.

 (9) Consists of 165,000 shares underlying options that are immediately exercisable subject to a repurchase option by us which lapses as the shares vest and 2,701 shares underlying options that will have vested by June 23, 2001.

(10) Consists of shares underlying options to purchase that will have vested by June 23, 2001.

(11) Consists of shares underlying options to purchase that will have vested by June 23, 2001.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Affiliated Relationships

   Irwin Federman, a member of our board of directors, is a general partner of U.S. Venture Partners, one of our major stockholders. Lip-Bu Tan, a member of our board of directors, is the Executive Chairman and Managing Partner of Walden International, and Chairman of the Walden International Investment Group, also one of our major stockholders.

Option Grants

   Since January 1, 2000, the beginning of our last fiscal year, we have granted options to purchase our common stock to our executive officers and directors as follows:

                                                Date of Number of Exercise Price
      Name                                       Grant   Options    per Share
      ----                                      ------- --------- --------------
   Executive Officers

    Faraj Aalaei............................... 2/10/00  500,000      $ 5.00
                                                4/13/00  150,000      $10.00
                                                4/12/01  250,000      $37.15
    Shahin Hedayat............................. 5/23/00  400,000      $19.00
                                                4/12/01  175,000      $37.15
    John W. Luhtala............................ 5/23/00   10,000      $19.00
                                                4/12/01   50,000      $37.15
    William F. Mackenzie....................... 5/23/00  160,000      $19.00
                                                4/12/01   10,000      $37.15
    Surendra Mandava........................... 5/23/00  200,000      $19.00
                                                4/12/01  100,000      $37.15
    Jon S. Sherburne........................... 4/12/01   40,000      $37.15

   Directors

    Jere Drummond.............................. 5/24/00   20,000      $19.00
                                                4/12/01   20,000      $37.15
    Kamran Elahian............................. 5/23/00   20,000      $19.00
                                                5/23/00  240,000      $19.00
                                                4/12/01   20,000      $37.15
    Irwin Federman............................. 5/23/00   20,000      $19.00
                                                4/12/01   20,000      $37.15
    Robert C. Hawk............................. 5/23/00   20,000      $19.00
                                                4/12/01   20,000      $37.15
    Lip-Bu Tan................................. 5/23/00   20,000      $19.00
                                                4/12/01   20,000      $37.15

Change of Control Agreements

   During 2000, we entered into change of control severance agreements with Faraj Aalaei, our Chief Executive Officer, Shahin Hedayat, our President, and Surenda Mandava, our Vice President. Under the terms of the agreements, each of these executive officers is entitled to receive severance benefits if within 18 months following a change of control, as defined in the agreements, (1) the officer terminates his employment with the company for good reason, as defined in the agreements, (2) the company terminates his employment without cause, as defined in the agreements or (3) the officer dies or terminates employment due to disability. The severance benefits include a lump sum payment equal to 100% of the officer's annual base salary in effect immediately prior to the change of control or officer's termination, whichever is greater, and the accelerated vesting of all of the officer's then outstanding options to purchase our common stock.

   During 2000, we entered into a similar agreement with Kamran Elahian, our Chairman, which agreement provides for the acceleration benefit described above but does not provide for the lump sum payment.

   During 1999, we entered into letter agreements with John W. Luhtala, our Chief Financial Officer, and Jon S. Sherburne, our Vice President for Worldwide Sales. Under the terms of the agreements, in the event we experience a change in control, following which the officer's employment is terminated or his duties significantly reduced, the vesting of his stock options will be accelerated by one year.

Loan to Executive Officer

   In November 1999, in connection with the exercise of an employee stock option we received a full recourse promissory note from Jon S. Sherburne, our Vice President for Worldwide Sales in an amount of $430,000. The note bears interest at 6% interest per year and becomes due in 2001.

Indemnification Agreements

   We have entered into indemnification agreements with each of our directors and executive officers. Such indemnification agreements will require us to indemnify our directors and executive officers to the fullest extent permitted by Delaware law.

                         STOCK PRICE PERFORMANCE GRAPH

   The following graph compares the total cumulative stockholder return on our common stock with the cumulative total return of the Nasdaq National Market Index and the JP Morgan H&Q Communications Index for the period from May 23, 2000 (based on the closing price of our stock on our first day of trading on the Nasdaq National Market) through December 31, 2000. Total cumulative stockholder return assumes $100 invested at the beginning of the period in our common stock, the stocks represented in the Nasdaq National Market Index, and the stocks represented in the JP Morgan H&Q Communications Index, respectively, and assumes reinvestment of any dividends (we have paid no dividends on our common stock). Historical stock price performance should not be relied upon as indicative of future stock price performance:

[PERFORMANCE GRAPH APPEARS HERE]

                             Centillium       JP Morgan
                             Communications,  H & Q             NASDAQ
                             Inc.             Communications    Market (U.S.)
May 24, 2000...............  $100.00          $100.00           $100.00
December 31, 2000..........  $117.11          $ 81.46           $ 75.18

-------------
* Assumes $100 invested on 5/24/00 in stock or index, including reinvestment of dividends. Fiscal year ending December 31.

      PROPOSAL TWO: RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

   Our board of directors has appointed Ernst & Young LLP as our independent auditors to audit our consolidated financial statements for the 2001 fiscal year. During the 2000 fiscal year, Ernst & Young LLP served as our independent auditors. Although we are not required to seek stockholder approval of this appointment, our board of directors believes it to be sound corporate practice to do so. If the appointment is not ratified, the audit committee of the board of directors will investigate the reasons for stockholder rejection and the board will reconsider the appointment.

   Representatives of Ernst & Young LLP are expected to attend the annual meeting where they will be available to respond to questions and, if they desire, to make a statement.

Audit and Related Fees

 Audit Fees

   The aggregate fees billed by Ernst & Young LLP for professional services for the audit of our annual consolidated financial statements for fiscal 2000 and the review of the consolidated financial statements included in our Forms 10-Q for fiscal 2000 were $261,280.

 Financial Information Systems Design and Implementation Fees

   There were no services rendered nor fees billed by Ernst & Young LLP for financial information systems design and implementation for fiscal 2000.

 All Other Fees

   The aggregate fees billed to us for all other services rendered by Ernst & Young LLP for fiscal 2000 were $644,392. "All other fees" includes fees of $500,100 for audit-related services such as accounting consultations, accounting and reporting for business acquisitions and SEC registration statements, and $144,292 of other fees for tax services.

   The audit committee has determined that the provision of services rendered above for all other fees is compatible with maintaining Ernst & Young LLP's independence.

Required Vote; Recommendation

   The proposal to ratify the appointment of Ernst & Young LLP requires the affirmative vote of a majority of the votes cast at the annual meeting.

   THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF ERNST & YOUNG LLP AS THE COMPANY'S INDEPENDENT ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2001.

                               OTHER INFORMATION

Annual Report

   Our Annual Report to Stockholders for fiscal year 2000 was sent to our stockholders together with this proxy statement. We will furnish, without charge, a copy of our Annual Report on Form 10-K filed with the Securities and Exchange Commission for our most recent fiscal year, including financial statement schedules but not including the exhibits. Please direct requests to:

       Investor Relations Department
       Centillium Communications, Inc.
       47211 Lakeview Boulevard
       Fremont, California 94538
       1-877-474-2856

Other Business at the Annual Meeting

   The board of directors does not intend to present any business for action at the meeting other than the election of directors and the proposals set forth herein, nor does it have knowledge of any matters that may be presented by others. If any other matter properly comes before the meeting, the persons named in the accompanying form of proxy intend to vote the shares they represent as the board of directors may recommend.

Method And Cost Of Solicitation

   The cost of solicitation of proxies will be paid by Centillium. In addition to solicitation by mail, our employees, for no additional compensation, may request the return of proxies personally or by telephone, telecopy or telegram. We will, on request, reimburse brokers and other persons holding shares for the benefit of others for their expenses in forwarding proxies and accompanying material and in obtaining authorization from beneficial owners of our stock to execute proxies.

Section 16(a) Beneficial Ownership Reporting Compliance

   Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our officers and directors, and persons who own more than 10% of a registered class of our equity securities, to file initial reports of ownership on Form 3 and changes in ownership on Form 4 or Form 5 with the Securities and Exchange Commission. Such officers, directors and 10% stockholders are also required by SEC rules to furnish us with copies of all Section 16(a) forms they file.

   Based solely on our review of the copies of such forms received by us, or written representations from certain reporting persons, we believe that, for fiscal year 2000, all Section 16(a) filing requirements applicable to its officers, directors and 10% stockholders were complied with, with one exception: Jere Drummond was appointed to our board of directors in May 2000, and was required to file a Form 3 initial report within 10 days after such appointment, but did not file the Form 3 until November 2000.

Deadline For Receipt Of Stockholder Proposals

   Our stockholders may submit proposals that they believe should be voted upon at the annual meeting or nominate persons for election to our board of directors. Pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, some stockholder proposals may be eligible for inclusion in the proxy statement for our 2002 annual meeting. Any such stockholder proposals must be submitted in writing to the office of our Chief Financial Officer at the address set forth in the Notice of Annual Meeting immediately preceding this proxy statement, no later than January 8, 2002. Stockholders interested in submitting such a proposal are advised to contact knowledgeable legal counsel with regard to the detailed requirements of applicable securities laws. The submission of a stockholder proposal does not guarantee that it will be included in our 2002 proxy statement.

   Alternatively, under our bylaws, a proposal or a nomination that the stockholder does not seek to include in our 2002 proxy statement pursuant to Rule 14a-8 may be submitted in writing to the office of our Chief Financial Officer, for the 2002 annual meeting of stockholders not less than 120 days prior to the anniversary of the date on which we first mail our proxy materials for this year's annual meeting. For our 2002 annual meeting, this means that any such proposal or nomination will be considered untimely if submitted to us later than January 8, 2002. As described in our bylaws, the stockholder submission must include certain specified information concerning the proposal or nominee, as the case may be, and information as to the stockholder's ownership of our common stock. If a stockholder gives notice of such a proposal after the deadline computed in accordance with our bylaws, the stockholder will not be permitted to present the proposal to the stockholders for a vote at the meeting.

   The Company has not been notified by any stockholder of his or her intent to present a stockholder proposal from the floor at this year's annual meeting. The enclosed proxy card grants the proxy holders discretionary authority to vote on any matter properly brought before the annual meeting.

                                          By Order of the Board of Directors

                                          /s/ Arthur F. Schneiderman
                                          Arthur F. Schneiderman
                                          Secretary

Fremont, California
May 8, 2001

                                  APPENDIX A

                        CHARTER FOR THE AUDIT COMMITTEE
                           OF THE BOARD OF DIRECTORS
                                      OF
                        CENTILLIUM COMMUNICATIONS, INC.

Purpose

   The purpose of the Audit Committee of the Board of Directors of Centillium Communications, Inc. (the "Company"), shall be to make such examinations as are necessary to monitor the Company's systems of internal control, to provide to the Board of Directors the results of its examinations and recommendations derived therefrom, to outline to the Board of Directors improvements made, or to be made, in internal accounting controls, to nominate independent auditors, and to provide to the Board of Directors such additional information and materials as it may deem necessary to make the Board of Directors aware of significant financial matters that require the Board of Directors' attention.

   In addition, the Audit Committee will undertake those specific duties and responsibilities listed below and such other duties as the Board of Directors from time to time prescribe.

Membership

   The Audit Committee members will be appointed by, and will serve at the discretion of, the Board of Directors and will consist of at least three members of the Board of Directors, meeting the following criteria:

     1. Each member will be able to read and understand fundamental financial statements, in accordance with the NASDAQ National Market Audit Committee requirements;

     2. At least one member will have past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background, including a current or past position as a chief executive or financial officer with financial oversight responsibilities; and

     3. (i) Each member will be an independent director, as defined in NASDAQ Rule 4200; or (ii) if the Board of Directors determines it to be in the best interests of the Company and its shareholders to have one (1) non-independent director, and the Board of Directors discloses the reasons for the determination, then the Company may appoint one (1) non-independent director to the Audit Committee if the director is not a current employee or officer, or an immediate family member of a current employee or officer.

Responsibilities

   The responsibilities of the Audit Committee shall include:

     1. Reviewing on a continuing basis the adequacy of the Company's systems of internal controls.

     2. Reviewing on a continuing basis the activities, organizational structure and qualifications of the Company's finance department.

     3. Recommending the appointment of independent auditors to the Board of Directors.

     4. Reviewing and recommending to the full Board fee arrangements with the independent auditors.

     5. Reviewing and approving the independent auditors' proposed audit scope, approach, and independence.

     6. Reviewing the performance of the independent auditors, who shall be accountable to the Board and the Audit Committee.

     7. Discussing with the Company's independent auditors the financial statements and audit findings, including discussing with the Company's independent auditors any significant adjustments, management judgments and accounting estimates, significant new accounting policies and disagreements with management and any other matters described in SAS No. 61, as may be modified or supplemented;

     8. Reviewing the written disclosures and the letter from the Company's independent auditors required by ISB Standard No. 1, as may be modified or supplemented;

     9. Conducting a post-audit review of the financial statements and audit findings, including any significant suggestions for improvements provided to management by the independent auditors;

     10. Reviewing before release the audited financial statements and Management's Discussion and Analysis in the Company's annual report on Form 10-K;

     11. Ensuring that the Company's independent auditors review the Company's interim financial statements included in quarterly reports on Form 10-Q, using professional standards and procedures for conducting such reviews;

     12. Reviewing before release the unaudited quarterly operating results in the Company's quarterly earnings release;

     13. Overseeing compliance with the requirements of the Securities and Exchange Commission for disclosure of independent auditor's services and audit committee members and activities;

     14. Reviewing management's monitoring of compliance with the Company's Standards of Business Conduct and with the Foreign Corrupt Practices Act;

     15. Reviewing, in conjunction with counsel, any legal matters that could have a significant impact on the Company's financial statements;

     16. Providing oversight and review of the Company's asset management policies, including an annual review of the Company's investment policies and performance for cash and short-term investments;

     17. If necessary, instituting special investigations and, if appropriate, hiring special counsel or experts to assist;

     18. Reviewing related party transactions for potential conflicts of interest;

     19. Providing a report in the Company's proxy statement in accordance with the requirements of Item 306 of Regulations S-K and Item 7(e)(3) of
  Schedule 14A;

     20. Reviewing its own structure, processes and membership requirements;
  and

     21. Performing other oversight functions as requested by the full Board of Directors.

   In addition to the above responsibilities, the Audit Committee will undertake such other duties as the Board of Directors delegates to it, and will report, at least annually, to the Board regarding the Committee's examinations and recommendations.
Meetings

   The Audit Committee will meet at least three times each year. The Audit Committee may establish its own schedule, which it will provide to the Board of Directors in advance.

   The Audit Committee will meet separately with the Chief Executive Officer and separately with the Chief Financial Officer of the Company at least annually to review the financial affairs of the Company. The Audit Committee will meet in executive session with the independent auditors of the Company, at such times as it deems appropriate, to review the independent auditor's examination and management report.

Minutes

   The Audit Committee will maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board of Directors.

PROXY                    CENTILLIUM COMMUNICATIONS                       PROXY

                        ANNUAL MEETING OF SHAREHOLDERS

                                 June 12, 2001
                            1:00 p.m. Pacific Time

      The undersigned hereby appoints the Board of Directors of Centillium Communications, (the "Company") to act as proxy for the undersigned, and to vote all shares of Common Stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Shareholders, to be held on June 12, 2001, at 1:00 p.m. Pacific Time, at the Company's headquarters, 47211 Lakeview Blvd, Fremont, CA 94538 and at any and all adjournments thereof as set forth on the reverse side.

                          THIS PROXY IS SOLICITED BY
           THE BOARD OF DIRECTORS OF CENTILLIUM COMMUNICATIONS, INC.

                       THE BOARD OF DIRECTORS RECOMMENDS
                 A VOTE "FOR" EACH OF THE PROPOSALS PRESENTED.

       (Continued, and to be marked, dated and signed on the other side)

--------------------------------------------------------------------------------
                             FOLD AND DETACH HERE

                                                                 Please mark [X]
                                                                your votes as
                                                                indicated in
                                                                this example

                                      WITHHOLD
                                 FOR  FOR ALL                                                                   FOR  AGAINST ABSTAIN
1. The election as directors of  [_]    [_]    2. The ratification of the appointment of Ernst & Young LLP as   [_]   [_]      [_]
   all nominees listed (except                    independent auditors of Centillium Communications, Inc. for
   as marked by the contrary below):              the year ending December 31, 2001.

Irwin Federman, Robert C. Hawk                    This proxy is revocable and will be voted as directed but if no instruction are specified, this proxy will be voted FOR
INSTRUCTION: To withhold your vote for any        each of the proposal listed, if any other business is presented
             individual nominee, write that       at the Annual Meeting including whether or not to inform the
             nominee's name on the line           meeting this proxy will be voted by the Board of Directors in
             provided below.                      their best judgment. At the present time, the Board of Directors knows of no other business to be presented at the Annual Meeting.

-------------------------------------------       The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting of Shareholders and of a Proxy statement dated May 8, 2001 and of the Annual
                                                  Report to Shareholders.

                                                  PLEASE COMPLETE DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN
                                                  THE ENCLOSED POSTAGE-PAID ENVELOPE.


Signature(s) ______________________________________ Date ________________, 2001
NOTE: Please sign as name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title.
If shares are held jointly, each holder may sign but only one signature is required.

-------------------------------------------------------------------------------
                             FOLD AND DETACH HERE